      MORGAN STANLEY INSTITUTIONAL FUND TRUST - CORE FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                                     AMOUNT OF     % OF     % OF
                                    OFFERING           TOTAL           SHARES    OFFERING   FUNDS
  SECURITY    PURCHASE/   SIZE OF   PRICE OF         AMOUNT OF       PURCHASED  PURCHASED   TOTAL                       PURCHASED
 PURCHASED   TRADE DATE  OFFERING    SHARES           OFFERING        BY FUND    BY FUND   ASSETS        BROKERS           FROM
-----------  ----------  --------  ----------  --------------------  ---------  ---------  ------  -----------------  -------------

IBM Corp.     10/09/08      --     $   98.630  $   1,600,000,000.00    200,000    0.01%     0.11%  Banc of America    Deutsche Bank
7.625% due                                                                                         Securities LLC,
10/15/2018                                                                                         Barclays Capital,
                                                                                                   Credit Suisse,
                                                                                                   Deutsche Bank
                                                                                                   Securities, BNP
                                                                                                   PARIBAS, HSBC,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Mizuho Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley, USB
                                                                                                   Investment Bank

IBM Corp.     10/09/08      --     $98.891000  $   1,000,000,000.00    100,000    0.01%     0.05%  Banc of America       Barclays
8.000% due                                                                                         Securities LLC,       Capital
10/15/2038                                                                                         Barclays Capital,
                                                                                                   Credit Suisse,
                                                                                                   Deutsche Bank
                                                                                                   Securities, BNP
                                                                                                   PARIBAS, HSBC,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Mizuho Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley, USB
                                                                                                   Investment Bank

Time Warner   11/13/08      --     $   98.465  $   1,250,000,000.00    200,000    0.01%     0.12%  Citi, Deutsche       Citigroup
Cable Inc.                                                                                         Bank Securities,
Note 8.750%                                                                                        Mizuho Securities
due                                                                                                USA Inc.,
2/14/2019                                                                                          Goldman, Sachs &
                                                                                                   Co., Banc of
                                                                                                   America
                                                                                                   Securities LLC,
                                                                                                   Daiwa Securities
                                                                                                   America Inc.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Barclays Capital,
                                                                                                   Fortis Securities
                                                                                                   LLC, Morgan
                                                                                                   Stanley, Wachovia
                                                                                                   Securities, BNP
                                                                                                   PARIBAS, RBS
                                                                                                   Greenwich
                                                                                                   Capital, UBS
                                                                                                   Investment Bank,
                                                                                                   Utendahl Capital
                                                                                                   Group, LLC, Loop
                                                                                                   Capital Markets,
                                                                                                   LLC

Procter &     12/15/08      --     $   99.978  $   2,000,000,000.00    200,000    0.01$     0.12%  Citi, Goldman,     Goldman Sachs
Gamble Co.                                                                                         Sachs & Co.,
Note 4.600%                                                                                        Morgan Stanley,
due                                                                                                Deutsche Bank
01/15/2014                                                                                         Securities,
                                                                                                   Merrill Lynch &
                                                                                                   Co., HSBC, J.P.
                                                                                                   Morgan, RBS
                                                                                                   Greenwich
                                                                                                   Capital, Banc of
                                                                                                   America
                                                                                                   Securities LLC,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Barclays Capital,
                                                                                                   Credit Suisse,
                                                                                                   The Williams
                                                                                                   Capital Group,
                                                                                                   L.P.

Wal-Mart      01/15/09      --     $   99.561  $     500,000,000.00    380,000    0.07%     0.27%  Banc of America       Barclays
Inc. 4.125%                                                                                        Securities LLC,       Capital
due                                                                                                Barclays Capital,
2/1/2019                                                                                           Deutsche Bank
                                                                                                   Securities, J.P.
                                                                                                   Morgan, Banca
                                                                                                   IMI, BNP PARIBAS,
                                                                                                   CastleOak
                                                                                                   Securities, L.P.,
                                                                                                   Credit Suisse,
                                                                                                   Goldman, Sachs &
                                                                                                   Co., Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Mizuho Securities
                                                                                                   USA Inc., RBS
                                                                                                   Greenwich
                                                                                                   Capital, Scotia
                                                                                                   Capital, TD
                                                                                                   Securities, U.S.
                                                                                                   Bancorp
                                                                                                   Investments,
                                                                                                   Inc., BBVA
                                                                                                   Securities,
                                                                                                   Cabrera Capital
                                                                                                   Markets, LLC,
                                                                                                   Citi, Dresdner
                                                                                                   Kleinwort, HSBC,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Morgan Stanley,
                                                                                                   Santander
                                                                                                   Investment,
                                                                                                   Standard
                                                                                                   Chartered Bank,
                                                                                                   UBS Investment
                                                                                                   Bank, Wachovia
                                                                                                   Securities

Delhaize      01/27/09      --     $   99.667  $     300,000,000.00    125,000    0.04%     0.10%  Banc of America       JPMorgan
Group                                                                                              Securities LLC,
5.875% due                                                                                         J.P. Morgan, BNP
2/1/2014                                                                                           PARIBAS, Fortis
                                                                                                   Securities, ING
                                                                                                   Wholesale,
                                                                                                   Wachovia
                                                                                                   Securities, BB&T
                                                                                                   Capital Markets,
                                                                                                   BNY Mellon
                                                                                                   Capital Markets,
                                                                                                   LLC, Calyon,
                                                                                                   itsubishi UFJ
                                                                                                   Securities

Walgreen      01/08/09      --     $   99.477  $      1,000,000,000    195,000    0.02%     0.14%  Banc of America       Banc of
Co. Note                                                                                           Securities LLC,       America
5.250% due                                                                                         Goldman, Sachs &
1/15/2019                                                                                          Co., J.P. Morgan,
                                                                                                   Morgan Stanley,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Wells Fargo
                                                                                                   Securities

Amgen Inc.    01/13/09      --     $   99.777  $      1,000,000,000     65,000    0.00%     0.05%  Goldman, Sachs &   Merrill Lynch
5.700% due                                                                                         Co., Merrill
2/1/2019                                                                                           Lynch & Co.,
                                                                                                   Morgan Stanley,
                                                                                                   Barclays Capital,
                                                                                                   Citi, Credit
                                                                                                   Suisse, Deutsche
                                                                                                   Bank Securities,
                                                                                                   Mitsubishi UFH
                                                                                                   Securities, UBS
                                                                                                   Investment Bank,
                                                                                                   Daiwa Securities
                                                                                                   America Inc., RBS
                                                                                                   Greenwich Capital

Emerson       01/15/09      --     $   99.619  $     500,000,000.00    165,000    0.03%     0.12%  Banc of America       JPMorgan
Electric                                                                                           Securities LLC,
Co. 4.875%                                                                                         J.P. Morgan,
due                                                                                                Barclays Capital,
10/15/2019                                                                                         BNP PARIBAS,
                                                                                                   Citi, Morgan
                                                                                                   Stanley, RBC
                                                                                                   Capital Markets

General       01/29/09      --     $   99.914  $   1,150,000,000.00    215,000    0.01%     0.17%  Deutsche Bank,      J.P. Morgan
Mills Inc.                                                                                         J.P. Morgan,
5.600% due                                                                                         Morgan Stanley,
2/3/2019                                                                                           Wells Fargo
                                                                                                   Securities, Citi,
                                                                                                   Banc of America
                                                                                                   Securities LLC,
                                                                                                   Barclays Capital,
                                                                                                   Credit Suisse,
                                                                                                   The Williams
                                                                                                   Capital Group,
                                                                                                   L.P., Mitsubishi
                                                                                                   UFJ Securities

Verizon       01/30/09      --     $   99.937  $   3,500,000,000.00    195,000    0.00%     0.15%  Citi, Banc of        Citigroup
Wireless                                                                                           America
Capital LLC                                                                                        Securities LLC,
5.550% due                                                                                         Morgan Stanley,
2/1/2014                                                                                           Barclays Capital,
                                                                                                   Credit Suisse,
                                                                                                   RBS Greenwich
                                                                                                   Capital, UBS
                                                                                                   Investment Bank,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Goldman, Sachs &
                                                                                                   Co., Scotia
                                                                                                   Capital, RBC
                                                                                                   Capital Markets

Wellpoint     02/02/09      --     $99.840000  $     600,000,000.00     45,000    0.00%     0.04%  Banc of America    Merrill Lynch
Inc. 7.000%                                                                                        Securities LLC,
due                                                                                                Deutsche Bank
2/15/2019                                                                                          Securities,
                                                                                                   SunTrust Robinson
                                                                                                   Humphrey, UBS
                                                                                                   Investment Bank,
                                                                                                   Credit Suisse,
                                                                                                   Goldman, Sachs &
                                                                                                   Co., Mitsubishi
                                                                                                   UFJ Securities,
                                                                                                   Morgan Stanley,
                                                                                                   BB&T Capital
                                                                                                   Markets, Fifth
                                                                                                   Third Securities,
                                                                                                   Inc., Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   U.S. Bancorp
                                                                                                   Investments, Inc.

Federal       02/03/09      --     $   99.921  $     600,000,000.00  2,144,000    0.03%     0.04%  Citigroup Global     Citigroup
National                                                                                           Markets Inc.,
Mortgage                                                                                           Goldman, Sachs &
Association                                                                                        Co., J.P. Morgan
2.750% due                                                                                         Securities Inc.,
2/5/2014                                                                                           Barclays Capital
                                                                                                   Inc., Deutsche
                                                                                                   Bank Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated, UBS
                                                                                                   Securities LLC

Cisco         02/09/09      --     $   99.774  $   2,000,000,000.00    175,000    0.00%     0.14%  Banc of America    Goldman Sachs
Systems                                                                                            Securities LLC,
Inc. 4.950%                                                                                        Goldman, Sachs &
due                                                                                                Co., Morgan
2/15/2019                                                                                          Stanley, J.P.
                                                                                                   Morgan, Wachovia
                                                                                                   Securities, Citi,
                                                                                                   Barclays Capital,
                                                                                                   BNP PARIBAS,
                                                                                                   Credit Suisse,
                                                                                                   Deutsche Bank
                                                                                                   Securities, HSBC,
                                                                                                   ING Wholesale,
                                                                                                   Standard
                                                                                                   Chartered Bank,
                                                                                                   UBS Investment
                                                                                                   Bank

Novartis      02/04/09      --     $   99.897  $   2,000,000,000.00    230,000    0.01%     0.19%  J.P. Morgan, Banc    Citigroup
Capital                                                                                            of America
Corp Note                                                                                          Securities LLC,
4.125% due                                                                                         Citi, Goldman,
2/10/2014                                                                                          Sachs & Co.,
                                                                                                   Barclays Capital,
                                                                                                   Credit Suisse,
                                                                                                   Morgan Stanley,
                                                                                                   UBS Investment
                                                                                                   Bank

Union         02/17/09      --     $   99.607  $     400,000,000.00     50,000    0.01%     0.04%  Citi, Barclays       Citigroup
Pacific                                                                                            Capital,
Corp. Note                                                                                         Mitsubishi UFJ
6.125% due                                                                                         Securities, U.S.
2/15/2020                                                                                          Bancorp
                                                                                                   Investments, Inc.
                                                                                                   J.P. Morgan, BNP
                                                                                                   PARIBAS, Morgan
                                                                                                   Stanley, Credit
                                                                                                   Suisse, SunTrust
                                                                                                   Robinson
                                                                                                   Humphrey, Wells
                                                                                                   Fargo Securities

Roche         02/18/09      --     $   98.428  $4,500,00,000,000.00    410,000    0.00%     0.34%  Banc of America       Banc of
Holdings                                                                                           Securities LLC,       America
Inc. 6.000%                                                                                        Barclays Capital,    Securities
due                                                                                                Credit Suisse,
3/1/2019                                                                                           Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   Santander Global
                                                                                                   Banking &
                                                                                                   Markets,
                                                                                                   UniCredit (HVB),
                                                                                                   Citi, J.P.
                                                                                                   Morgan, BNP
                                                                                                   PARIBAS, Deutsche
                                                                                                   Bank Securities,
                                                                                                   Morgan Stanley,
                                                                                                   UBS Investment
                                                                                                   Bank

Hewlett       02/23/09      --     $   99.993  $1,500,00,000,000.00    140,000    0.00%     0.12%  Banc of America    Deutsche Bank
Packard Co.                                                                                        Securities LLC,
4.750% due                                                                                         Credit Suisse,
6/2/2014                                                                                           Deutsche Bank
                                                                                                   Securities,
                                                                                                   Morgan Stanley,
                                                                                                   RBS Greenwich
                                                                                                   Capital, Barclays
                                                                                                   Capital,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities, BNP
                                                                                                   PARIBAS, HSBC,
                                                                                                   Wells Fargo
                                                                                                   Securities

Chevron       02/26/09      --     $   99.969  $1,500,00,000,000.00    245,000    0.01%     0.21%  Barclays Capital,  Barclays Bank
Corp.                                                                                              Morgan Stanley,         PLC
4.950% due                                                                                         Citi, J.P.
3/3/2019                                                                                           Morgan, RBS
                                                                                                   Greenwich
                                                                                                   Capital, Banc of
                                                                                                   America
                                                                                                   Securities LLC,
                                                                                                   CALYON, Loop
                                                                                                   Capital Markets,
                                                                                                   LLC, RBC Capital
                                                                                                   Markets, The
                                                                                                   Williams Capital
                                                                                                   Group, L.P.,
                                                                                                   Blaylock Robert
                                                                                                   Van, LLC,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities,
                                                                                                   SOCIETE GENERALE,
                                                                                                   BNP Paribas,
                                                                                                   Guzman & Company,
                                                                                                   Mizuho Securities
                                                                                                   USA Inc.,
                                                                                                   Standard
                                                                                                   Chartered Bank

The Coca-     03/03/09      --     $   99.077  $   1,350,000,000.00    170,000    0.01%     0.15%  Banc of America       Banc of
Cola                                                                                               Securities LLC,       America
Company                                                                                            Citi, HSBC, BNP
Note 4.875%                                                                                        PARIBAS, Deutsche
due                                                                                                Bank Securities,
3/15/2019                                                                                          Goldman, Sachs &
                                                                                                   Co., ING
                                                                                                   Wholesale,
                                                                                                   Mitsubishi UFH
                                                                                                   Securities, UBS
                                                                                                   Investment Bank

Boeing Co.    03/10/09      --     $   98.466  $     650,000,000.00     95,000    0.01%     0.09%  J.P. Morgan, Banc       UBS
6.000% due                                                                                         of America           Securities
3/15/2019                                                                                          Securities LLC,
                                                                                                   Deutsche Bank
                                                                                                   Securities,
                                                                                                   Barclays Capital,
                                                                                                   Goldman, Sachs &
                                                                                                   Co., BNP PARIBAS,
                                                                                                   Citi, Morgan
                                                                                                   Stanley, UBS
                                                                                                   Investment Bank,
                                                                                                   Credit Suisse,
                                                                                                   RBS Greenwich
                                                                                                   Capital

Pfizer Inc.   03/17/09      --     $   99.899  $   3,250,000,000.00    350,000    0.01%     0.34%  Banc of America    Goldman Sachs
6.200% due                                                                                         Securities LLC,
3/15/2019                                                                                          Barclays Capital,
                                                                                                   Goldman, Sachs &
                                                                                                   Co., J.P. Morgan,
                                                                                                   Credit Suisse,
                                                                                                   Deutsche Bank
                                                                                                   Securities, RBS
                                                                                                   Greenwich
                                                                                                   Capital, HSBC,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities, UBS
                                                                                                   Investment Bank,
                                                                                                   Santander
                                                                                                   Investment, Banca
                                                                                                   IMI, Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   Mediobanca -
                                                                                                   S.p.A., Loop
                                                                                                   Capital Markets,
                                                                                                   LLC, SOCIETE
                                                                                                   GERNERALE, Scotia
                                                                                                   Capital, Ramirez
                                                                                                   & Co., Inc. RBC
                                                                                                   Capital Markets,
                                                                                                   The Williams
                                                                                                   Capital Group,
                                                                                                   L.P. , Mizuho
                                                                                                   Securities USA
                                                                                                   Inc.

Time Warner   03/23/09      --     $   99.348  $   2,000,000,000.00     70,000    0.00%     0.07%  Banc of America      Citigroup
Cable Inc.                                                                                         Securities LLC,
8.250% due                                                                                         UBS Investment
4/1/2019                                                                                           Bank, Barclays
                                                                                                   Capital, Daiwa
                                                                                                   Securities
                                                                                                   America Inc.,
                                                                                                   HSBC, Mizuho
                                                                                                   Securities USA
                                                                                                   Inc., Citi, BNP
                                                                                                   PARIBAS, Fortis
                                                                                                   Securities LLC,
                                                                                                   J.P. Morgan,
                                                                                                   Morgan Stanley,
                                                                                                   Scotia Capital,
                                                                                                   Beutsche Bank
                                                                                                   Securities,
                                                                                                   Wachovia
                                                                                                   Securities,
                                                                                                   CALYON, Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Mitsubishi UFJ
                                                                                                   Securities, RBS
                                                                                                   Greenwich
                                                                                                   Capital, Blaylock
                                                                                                   Robert Van, LLC,
                                                                                                   Cabrera Capital
                                                                                                   Markets, LLC, The
                                                                                                   Williams Capital
                                                                                                   Group, L.P.